UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2013

ASSOCIATED ESTATES REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-12486

Ohio	34-1747603
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1 AEC PARKWAY, RICHMOND HEIGHTS, OHIO 44143-1550
(Address of principal executive offices)

(216) 261-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01    Completion of Acquisition or Disposition of Assets.
On March 6, 2015, Associated Estates Realty Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K reporting the acquisition by the Company of 1160 Hammond (f/k/a Perimeter). 1160 Hammond is part of the portfolio acquisition from entities controlled by Northwood Ravin, LLC (the “Northwood Ravin Portfolio”) that the Company previously reported by means of a Current Report on Form 8-K filed with the SEC on September 25, 2013.
On June 16, 2014, the Company filed with the SEC a Current Report on Form 8-K reporting the acquisition of Alpha Mill Phase I and Alpha Mill Phase II, part of the Northwood Ravin Portfolio. The financial statements and pro forma financial information required by Item 9.01 of Form 8-K for the acquisition of Alpha Mill Phase I and Alpha Mill Phase II, as well as for three other properties comprising the Northwood Ravin Portfolio acquired by the Company (The Apartments at Blakeney, St. Mary’s Square, and Lofts at Weston Lakeside), were filed by means of an amendment on Form 8-K/A filed with the SEC on August 19, 2014.
On November 25, 2013, the Company filed with the SEC a Current Report on Form 8-K reporting the acquisition of Lofts at Weston Lakeside (f/k/a Lofts at Weston), part of the Northwood Ravin Portfolio. The financial statements and pro forma financial information required by Item 9.01 of Form 8-K for the acquisition of Lofts at Weston Lakeside, as well as for two other properties comprising the Northwood Ravin Portfolio acquired by the Company (The Apartments at Blakeney and St. Mary's Square), were filed by means of an amendment on Form 8-K/A filed with the SEC on January 29, 2014.
This amendment on Form 8-K/A is being filed for the sole purpose of filing the financial statements and pro forma information required by Item 9.01 of Form 8-K, and should be read in conjunction with the aforementioned Current Report on Form 8-K filed on March 6, 2015.
During the years ended December 31, 2014 and December 31, 2013, and the three months ended March 31, 2015, the Company acquired the following six properties as components of the Northwood Ravin Portfolio:
The Apartments at Blakeney: A 295-unit apartment community located in Charlotte, North Carolina was acquired on October 10, 2013. This property was purchased from NR Blakeney Property Owner, LLC for a purchase price of approximately $53.2 million, which was funded by the assumption of a mortgage loan on the property in the amount of $28.0 million and borrowings on the Company's unsecured revolving credit facility. Audited financial statements were included in Form 8-K/A as filed with the SEC on January 29, 2014.
St. Mary's Square: A 134-unit apartment community located in Raleigh, North Carolina was acquired on November 18, 2013. This property was purchased from NR St. Mary's Square, LLC for a purchase price of approximately $27.3 million, which was funded primarily from borrowings on the Company's unsecured revolving credit facility. St. Mary's Square leasing commenced on June 1, 2013, and construction was completed on September 26, 2013. Because such leasing history covered less than nine months of activity when the acquisition was reported on the Current Report on Form 8-K/A filed with the SEC on January 29, 2014, audited financial statements were not required.
Lofts at Weston Lakeside: A 215-unit apartment community located in Cary, North Carolina was acquired on November 19, 2013. This property was purchased from Lofts at Weston SPE, LLC for a purchase price of approximately $38.3 million, which was funded primarily from borrowings on the Company's unsecured revolving credit facility. Lofts at Weston Lakeside leasing commenced on April 13, 2013, and construction was completed on October 18, 2013. Because such leasing history covered less than nine months of activity when the acquisition was reported on the Current Report on Form 8-K/A filed with the SEC on January 29, 2014, audited financial statements were not required.

Alpha Mill Phase I: A 167-unit apartment community located in Charlotte, North Carolina was acquired on June 10, 2014. This property was purchased from NR Alpha Mill Property Owner, LLC for a purchase price of approximately $27.2 million, which was funded primarily from proceeds from a like-kind exchange. Audited financial statements were included in Form 8-K/A filed with the SEC on August 19, 2014.
Alpha Mill Phase II: A 100-unit apartment community located in Charlotte, North Carolina was acquired on June 10, 2014. This property was purchased from NR Alpha Mill II Property Owner, LLC for a purchase price of approximately $18.0 million, which was funded primarily from proceeds from a like-kind exchange. Alpha Mill Phase II leasing commenced on May 17, 2014, and construction was completed on June 3, 2014. Because such leasing history covered less than three months of activity when the acquisition was reported on the Current Report on Form 8-K/A filed with the SEC on August 19, 2014, financial statements were not required.
1160 Hammond: A 345-unit apartment community located in Atlanta, Georgia was acquired on March 2, 2015. This property was purchased from NR Perimeter Property Owner, LLC for a purchase price of approximately $80.4 million, which was funded in the amount of $43.3 million from proceeds from a like-kind exchange and covered $37.1 million from borrowings on the Company's unsecured revolving credit facility. 1160 Hammond leasing commenced on August 1, 2014, and construction was completed on January 30, 2015. Because such leasing history covers less than nine months of activity, audited financial statements were not required.
The aggregate purchase price of these properties exceeded 10% of the Company's total assets as of December 31, 2012, which was the most recent audited consolidated balance sheet prior to the commencement of the Northwood Ravin Portfolio acquisition. None of the properties were acquired from a related party of the Company.

ITEM 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Real Estate Operations Acquired

The accompanying statement of revenues and certain operating expenses was compiled by management and is the responsibility of management. PricewaterhouseCoopers LLP has not examined, compiled nor performed any procedures with respect to the accompanying unaudited financial information for the property known as 1160 Hammond (the "Property"). The Property's development was completed in 2015 and the leasing history covers less than nine months of activity.

1160 Hammond:

Unaudited Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2014.

Unaudited Notes to Statement of Revenues and Certain Operating Expenses.

(b)	Unaudited Pro Forma Financial Information

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014.

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2015.

1160 HAMMOND
STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
(Dollars in Thousands)
(Unaudited)

August 1, 2014
through
December 31, 2014

Revenue
Property revenue	$381

Certain operating expenses
Property operating and maintenance	514
Real estate taxes and insurance	78
Total certain operating expenses	592

Operating expenses in excess of revenue	$(211)

See Accompanying Notes to Statement of Revenues and Certain Operating Expenses.

1160 HAMMOND
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
(Unaudited)
1.    BASIS OF PRESENTATION
On March 2, 2015, Associated Estates Realty Corporation (the "Company") acquired, through a wholly owned subsidiary, 1160 Hammond, a 345-unit apartment community located in Atlanta, Georgia. 1160 Hammond was purchased from NR Perimeter Property Owner LLC, an unrelated third party.
The accompanying statement of revenues and certain operating expenses relate to 1160 Hammond, and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, certain expenses, such as depreciation and amortization, interest, management fees and other corporate expenses, are not included in the statement of revenues and certain operating expenses because they are not directly related to the proposed future operations of 1160 Hammond. Therefore, the amounts reported in the accompanying statement may not be comparable to the results of operations reported for the future operations of 1160 Hammond. Except as noted above, the Company is not aware of any material factors during the year ended December 31, 2014 that would cause the reported financial information not to be indicative of future operating results.
The accompanying statement of revenues and certain operating expenses for the period of August 1, 2014 through December 31, 2014 is unaudited. In the opinion of management, all adjustments, consisting only of normal and recurring adjustments considered necessary for a fair statement, have been included. The reported results are not necessarily indicative of the results that may be expected for the full year.
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition: Apartment units are generally leased with terms of one year or less. Rental revenue from residential leases, which may include periods of free rent, are recognized on a straight-line basis. Reimbursements for expenses, such as water and sewer expenses, are included in “Property revenue” in the statement of revenues and certain operating expenses.
Property Operating and Maintenance: Property operating and maintenance expenses represent the direct expenses of operating 1160 Hammond, and consist primarily of payroll, utilities, repairs and maintenance, and other operating expenses that are expected to continue in the proposed future operations of 1160 Hammond.
Capitalization: Significant improvements and replacements are capitalized and depreciated using the straight-line method over their estimated useful lives, which are not included in the statement of revenues and certain operating expenses. Repairs and maintenance costs are charged to expense as incurred, and are included in “Property operating and maintenance” in the statement of revenues and certain operating expenses.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

Commitments and Contingencies: Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. There is no material litigation nor, to management's knowledge, is any material litigation currently threatened against 1160 Hammond, other than routine litigation claims and administrative proceedings arising in the ordinary course of business.
3.    SUBSEQUENT EVENTS
Management has evaluated all events and transactions that occurred after December 31, 2014 through May 8, 2015, the date which the statement was available to be issued, and noted no items requiring adjustment of the statement or additional disclosure.

ASSOCIATED ESTATES REALTY CORPORATION
PRO FORMA FINANCIAL INFORMATION
(UNAUDITED)
The following unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014 of the Company is presented as if 1160 Hammond had been acquired on January 1, 2014. This Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the Company's actual results of operations would have been had the acquisition been consummated on January 1, 2014, nor does it purport to represent the future results of operations of the Company.
The following unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2015 of the Company is presented as if 1160 Hammond had been acquired on January 1, 2014. This Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the Company's actual results of operations would have been had the acquisition been consummated on January 1, 2015, nor does it purport to represent the future results of operations of the Company.
This unaudited pro forma consolidated information should be read in conjunction with the historical financial information and notes thereto contained in the Company's Annual Report on Form10-K for the year ended December 31, 2014 and the Company's Quarterly report on Form 10-Q for the three months ended March 31, 2015.

ASSOCIATED ESTATES REALTY CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014
(UNAUDITED)

	Historical	Alpha Mill	Alpha Mill	1160	Pro Forma		Pro Forma
(in thousands, except per share amounts)	Amounts (A)	Phase I (B)	Phase II (C)	Hammond (D)	Adjustments		Amounts
Revenue
Property revenue	$191,306	$1,038	$23	$381	$—		$192,748
Office revenue	1,883	—	—	—	—		1,883
Property management and construction services revenue	891	—	—	—	—		891
Total revenue	194,080	1,038	23	381	—		195,522

Expenses
Property operating and maintenance	73,001	340	24	592	—		73,957
Depreciation and amortization	63,557	—	—	—	952	(E)	64,509
General and administrative	18,729	—	—	—	—		18,729
Development costs	779	—	—	—	—		779
Construction services	396	—	—	—	—		396
Costs associated with acquisitions	185	—	—	—	(43)	(F)	142
Total expenses	156,647	340	24	592	909		158,512
Operating income (loss)	37,433	698	(1)	(211)	(909)		37,010
Interest expense	(25,976)	—	—	—	(557)	(G)	(26,533)
Gain on disposition of properties	133,254		—	—			133,254
Income (loss) from continuing operations	144,711	698	(1)	(211)	(1,466)		143,731

Net income applicable to common
shares
Earnings per common share - basic:
Income from continuing operations
applicable to common shares	$2.52						$2.50

Earnings per common share - diluted :
Income from continuing operations
applicable to common shares	$2.50						$2.48

Weighted average shares outstanding - basic	57,478						57,478
Weighted average shares outstanding - diluted	57,975						57,975

ASSOCIATED ESTATES REALTY CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2015
(UNAUDITED)

	Historical	1160	Pro Forma		Pro Forma
(in thousands, except per share amounts)	Amounts (H)	Hammond (I)	Adjustments		Amounts
Revenue
Property revenue	$47,317	$338	$—		$47,655
Office revenue	611	—	—		611
Property management and construction services revenue	315	—	—		315
Total revenue	48,243	338	—		48,581

Expenses
Property operating and maintenance	18,910	340			19,250
Depreciation and amortization	15,935	—	546	(E)	16,481
General and administrative	6,520	—	—		6,520
Development costs	199	—	—		199
Construction services	203	—	—		203
Costs associated with acquisitions	62	—	(57)	(F)	5
Total expenses	41,829	340	489		42,658
Operating income (loss)	6,414	(2)	(489)		5,923
Interest expense	(6,114)	—	(93)	(G)	(6,207)
Gain on change in control	444				444
Income (loss) from continuing operations	744	(2)	(582)		160

Net income applicable to common
shares
Earnings per common share - basic:
Income from continuing operations
applicable to common shares	$0.01				$0.00

Earnings per common share - diluted :
Income from continuing operations
applicable to common shares	$0.01				$0.00

Weighted average shares outstanding-basic	57,612				57,612
Weighted average shares outstanding-diluted	58,225				58,225

ASSOCIATED ESTATES REALTY CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

A.
Represents historical income from continuing operations included in the consolidated statements of operations of the Company for the year ended December 31, 2014, as contained in the consolidated financial statements filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

B.	Represents the historical revenue and certain expenses of Alpha Mill Phase I from January 1, 2014 through June 9, 2014.

C.	Represents the historical revenue and certain expenses of Alpha Mill Phase II from May 17, 2014, the date leasing activities commenced, through June 9, 2014.

D.	Represents the historical revenue and certain expenses of 1160 Hammond from August 1, 2014, the date leasing activities commenced, through December 31, 2014.

E.	Represents depreciation and amortization based on the purchase price allocation, which is attributable as follows:

Alpha Mill Phase I

			January 1, 2014
	Estimated		through
(Dollars in thousands)	useful life		June 9, 2014

Buildings and improvements	29.4 years	(1)	$333
Furniture and fixtures	5 years	(1)	25
Intangible assets	5 months	(1)	—
Total			$358

Alpha Mill Phase II

			May 17, 2014
	Estimated		through
(Dollars in thousands)	useful life		June 9, 2014

Buildings and improvements	29.4 years	(1)	$33	(2)
Furniture and fixtures	5 years	(1)	3	(2)
Intangible assets	1 months	(1)	4	(2)
Total			$40

1160 Hammond

			August 1, 2014		January 1, 2015
	Estimated		through		through
(Dollars in thousands)	useful life		December 31, 2014		March 1, 2015

Buildings and improvements	29.9 years	(1)	$276	(2)	$401	(2)
Furniture and fixtures	5 years	(1)	21	(2)	42	(2)
Intangible assets	9 months	(1)	257	(2)	103	(2)
Total			$554		$546

(1)    Represents weighted average estimated useful life.
(2)    Depreciation and amortization for Phase II and1160 Hammond commenced when the units were placed in-service.

F.
Represents the direct, incremental costs related to the property acquired in 2015 that have been included in the historical consolidated income statement of the Company for the twelve months ended December 31, 2014. Represents the direct, incremental costs related to the one property acquired during 2015 that have been included in the historical consolidated income statement of the Company for the three months ended March 31, 2015. Such costs are excluded from the pro forma because they are non-recurring charges related to the transaction.

G.
Represents interest expense on borrowings of $37.1 million on the Company's unsecured revolving credit facility used to acquire 1160 Hammond as if it had been acquired on January 1, 2014 through the date of acquisition. A variance in interest rate of 1/8% on the revolving credit facility would have an impact of $47,000 on income (loss) from continuing operations for the year ended December 31, 2014, and $8,000 on income (loss) from continuing operations for the three months ended March 31, 2015.

H.
Represents historical income from continuing operations included in the consolidated income statement of the Company for three months ended March 31, 2015, as filed in the Company's Quarterly Form 10-Q for the three months ended March 31, 2015.

I.	Represents the historical revenue and certain expenses of 1160 Hammond from January 1, 2015 through March 1, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED ESTATES REALTY CORPORATION

May 8, 2015	/s/ Lou Fatica
(Date)	Lou Fatica, Senior Vice President, Treasurer
and Chief Financial Officer

Additional Information and Where to Find It

In connection with a proposed merger transaction announced by Associated Estates on April 22, 2015 (the “Proposed Merger”), a preliminary proxy statement on Schedule 14A will be filed with the SEC.  ASSOCIATED ESTATES SHAREHOLDERS ARE ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The final proxy statement will be mailed to shareholders of Associated Estates.  Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov or from Associated Estates at its website, www.associatedestates.com, or by contacting Jeremy Goldberg, Vice President of Corporate Finance and Investor Relations at (216) 797-8715.

Participants in Solicitation

Associated Estates and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Proposed Merger.  Information concerning Associated Estates' participants is set forth in the proxy statement, filed April 3, 2015, for Associated Estates' 2015 annual meeting of shareholders as filed with the SEC on Schedule 14A.  Additional information regarding the interests of participants of Associated Estates in the solicitation of proxies in respect of the Proposed Merger will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.